Acquisitions	12 Months Ended
Oct. 03, 2020
Business Combinations [Abstract]
Acquisitions	Acquisitions
TFCF Corporation
On March 20, 2019, the Company acquired the outstanding capital stock of TFCF, a diversified global media and entertainment company. The acquisition purchase price totaled $69.5 billion, of which the Company paid $35.7 billion in cash and $33.8 billion in Disney shares (307 million shares at a price of $110.00 per share).
We acquired TFCF to enhance the Company’s position as a premier, global entertainment company by increasing our portfolio of creative assets and branded content to be monetized through our film and television studio, theme parks and DTC offerings.
In connection with the acquisition, outstanding TFCF performance stock units and restricted stock units were either vested upon closing of the acquisition or replaced with new restricted stock units (which require additional service for vesting). The purchase price for TFCF includes $361 million related to TFCF awards that were settled or replaced in connection with the acquisition, and for fiscal 2019, the Company recognized compensation expense of $164 million related to awards that were accelerated to vest upon closing of the acquisition. Additionally, compensation expense of $219 million related to awards that were replaced with new restricted stock units is being recognized over the post-acquisition service period of up to approximately two years.
As part of the TFCF acquisition, the Company acquired TFCF’s 30% interest in Hulu increasing our ownership in Hulu to 60%. As a result, the Company began consolidating Hulu and recorded a one-time gain of $4.8 billion (Hulu Gain) from remeasuring our initial 30% interest to its estimated fair value, which was determined based on a discounted cash flow analysis. On April 15, 2019, Hulu redeemed WM’s 10% interest in Hulu for $1.4 billion. The redemption was funded by the Company and NBCU. This resulted in the Company’s and NBCU’s interests in Hulu increasing to 67% and 33%, respectively.
NBCU’s interest is classified as a redeemable noncontrolling interest on the Company’s Consolidated Balance Sheet. See Note 2 for further discussion of NBCU’s interest.
Upon closing of the TFCF acquisition, the Company exchanged new Disney notes for outstanding notes issued by 21st Century Fox America, Inc. with a principal balance of $16.8 billion (see Note 9).
The Company is required to allocate the TFCF purchase price to tangible and identifiable intangible assets acquired and liabilities assumed based on their fair values. The excess of the purchase price over those fair values is recorded as goodwill.
In determining the fair value of assets acquired and liabilities assumed, the Company primarily used discounted cash flow analyses. Inputs to the discounted cash flow analyses and other aspects of the allocation of purchase price require judgment. The more significant inputs used in the discounted cash flow analyses and other areas of judgment include (i) future revenue growth or attrition rates (ii) projected margins (iii) discount rates used to present value future cash flows (iv) the amount of synergies expected from the acquisition (v) the economic useful life of assets and; (vi) the evaluation of historical tax positions of TFCF.
The following table summarizes our allocation of the purchase price (in billions)(1):

Cash and cash equivalents	$25.7
Receivables	5.1
Film and television costs	17.7
Investments	1.0
Intangible assets	17.9
Net assets held for sale	11.4
Accounts payable and other liabilities	(12.5)
Borrowings	(21.7)
Deferred income taxes(2)	(5.7)
Other net liabilities acquired	(4.0)
Noncontrolling interests	(10.4)
Goodwill(2)	49.8
Fair value of net assets acquired	74.2
Less: Disney’s previously held 30% interest in Hulu	(4.7)
Total purchase price	$69.5
(1) Total may not equal the sum of the column due to rounding.
(2) In the fourth quarter of fiscal 2020, we adjusted the amount of deferred tax liabilities by $0.6 billion and recorded an offsetting adjustment to increase goodwill for this amount.
Intangible assets primarily consist of MVPD agreements, with a weighted average useful life of 9 years, and advertising networks and trade names, with a weighted average useful life of 16 years.
The goodwill reflects the value to Disney of increasing our global portfolio of creative assets and branded content to be monetized through our DTC services, film and television studios and theme parks. The amount of goodwill that is deductible for tax purposes is not material.
The fair value of investments acquired in the acquisition primarily consist of a 30% interest in Tata Sky Limited and a 50% interest in Endemol Shine Group (sold in July 2020 for $147 million).
The fair value of the assets acquired included current trade receivables of $5.2 billion. The gross amount due under the contracts is $5.5 billion.
For fiscal 2019, the Company incurred $0.3 billion of acquisition-related expenses, of which $0.2 billion is included in “Selling, general, administrative and other”, and $0.1 billion related to financing fees is included in “Interest expense, net” in the Company’s Consolidated Statements of Operations.
The following table summarizes the revenues and net loss from continuing operations (including purchase accounting amortization and excluding restructuring and impairment charges and interest income and expense) of TFCF and Hulu included in the Company’s Consolidated Statements of Operations for fiscal 2020 and fiscal 2019. In addition, the table provides the impact of intercompany eliminations of transactions between the Company, TFCF and Hulu:

	Year Ended
	October 3, 2020	September 28, 2019
TFCF (before intercompany eliminations):
Revenues	$12,999	$7,228
Net loss from continuing operations	(245)	(958)
Hulu (before intercompany eliminations):
Revenues	$7,052	$2,865
Net loss from continuing operations	(1,017)	(695)
Intercompany eliminations:
Revenues	$(2,956)	$(1,205)
Net loss from continuing operations	(225)	(151)
The following pro forma summary presents consolidated information of the Company as if the acquisition of TFCF and consolidation of Hulu had occurred on October 1, 2017:

	2019	2018
Revenues	$78,047	$76,468
Net income	7,511	13,733
Net income attributable to Disney	7,206	13,923
Earnings per share attributable to Disney:
Diluted	$3.68	$7.66
Basic	3.70	7.71
These pro forma results include adjustments for purposes of consolidating the historical financial results of TFCF and Hulu (net of adjustments to eliminate transactions between Disney and TFCF, Disney and Hulu and Hulu and TFCF). These pro formas for fiscal 2019 and 2018 include $3.1 billion and $3.4 billion (of which $0.4 billion and $0.8 billion related to the RSNs), respectively, to reflect the incremental amortization as a result of recording film and television programming and production costs and finite lived intangible assets at fair value. Interest expense of $0.4 billion and $0.5 billion is included to reflect the cost of borrowings to finance the TFCF acquisition for fiscal 2019 and 2018, respectively. The pro forma results also include $0.9 billion and $0.6 billion of net income attributable to Disney for fiscal 2019 and 2018, respectively, related to TFCF businesses that have been or will be divested (see Note 1).
Additionally, fiscal 2018 pro forma results include the Hulu Gain, compensation expense of $0.2 billion related to TFCF equity and cash awards that were accelerated to vest upon closing of the acquisition, and $0.4 billion of acquisition-related expenses. These amounts were recognized by Disney and TFCF in fiscal 2019 but have been excluded from the fiscal 2019 pro forma results.
The pro forma results exclude a $10.8 billion gain on sale and $0.5 billion of equity earnings recorded by TFCF in 2019 and 2018, respectively, related to its 39% interest in Sky plc, which was sold by TFCF in October 2018.
These pro forma results do not represent financial results that would have been realized had the acquisition actually occurred on October 1, 2017, nor are they intended to be a projection of future results.
Goodwill
The changes in the carrying amount of goodwill are as follows:

	Media Networks	Disney Parks, Experiences and Products	Studio Entertainment	Direct-to-Consumer & International	Disney Media and Entertainment Distribution	Total
Balance at Sept. 29, 2018	$15,989	$4,487	$7,094	$3,699	$—	$31,269
Acquisitions(1)	17,434	1,048	10,711	19,892	—	49,085
Dispositions	—	—	—	—	—	—
Other, net	—	—	(8)	(53)	—	(61)
Balance at Sept. 28, 2019	$33,423	$5,535	$17,797	$23,538	$—	$80,293
Acquisitions(2)	568	15	98	51	—	732
Dispositions	—	—	—	—	—	—
Impairments (See Note 19)	—	—	—	(3,074)	—	(3,074)
Currency translation adjustments and other, net	—	—	(100)	(162)	—	(262)
Segment recast(3)	(33,991)	—	(17,795)	(20,353)	72,139	—
Balance at Oct. 3, 2020	$—	$5,550	$—	$—	$72,139	$77,689
(1)Represents the acquisition of TFCF and consolidation of Hulu.
(2)Reflects updates to allocation of purchase price for the acquisition of TFCF.
(3)Reflects the reallocation of goodwill as a result of the Company recasting its segments.